ANFIELD DYNAMIC FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 100.2%
	FIXED INCOME - 100.2%
53,391	Invesco Fundamental High Yield Corporate Bond ETF	$ 1,037,387
47,341	Invesco Senior Loan ETF	1,045,289
5,868	iShares Convertible Bond ETF	601,030
23,854	iShares iBoxx $ Investment Grade Corporate Bond ETF	3,184,032
11,922	iShares iBoxx High Yield Corporate Bond ETF	1,036,379
19,887	iShares JP Morgan EM Corporate Bond ETF	1,025,573
29,890	iShares MBS ETF	3,223,039
160,711	iShares U.S. Treasury Bond ETF	4,257,235
9,549	SPDR Bloomberg High Yield Bond ETF	1,037,212
		16,447,176

	TOTAL EXCHANGE-TRADED FUNDS (Cost $16,530,276)	16,447,176

	TOTAL INVESTMENTS - 100.2% (Cost $16,530,276)	$ 16,447,176
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(26,697)
	NET ASSETS - 100.0%	$ 16,420,479

ETF	- Exchange-Traded Fund
MBS	- Mortgage-Backed Security
SPDR	- Standard & Poor's Depositary Receipt